SCHEDULE 14A INFORMATION
            PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                    SECURITIES EXCHANGE ACT OF 1934
                     (Amendment No. ______________)


Filed by the Registrant    /X/
Filed by a party other than the Registrant   / /

Check the appropriate box:
/ /  Preliminary proxy statement
/ / Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive proxy statement
/ /  Definitive additional materials
/ /  Soliciting material pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                             ADEPT TECHNOLOGY, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                             ADEPT TECHNOLOGY, INC.
    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

/X/  No fee required.


/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


(1)  Title of each class of securities to which transactions applies:

----------------------------------------------------------------------------

(2)  Aggregate number of securities to which transactions applies:

----------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

----------------------------------------------------------------------------

(4)  Proposed maximum aggregate value of transaction:

----------------------------------------------------------------------------

(5)  Total fee paid:

----------------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount previously paid:

----------------------------------------------------------------------------

(2)  Form, Schedule or Registration Statement No.:

----------------------------------------------------------------------------

(3)  Filing party:

----------------------------------------------------------------------------

(4)  Date filed:

----------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

                              ---------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


                           To Be Held October 31, 1997



TO THE SHAREHOLDERS:


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Adept Technology, Inc., a California corporation (the "Company"), will be held on Friday, October 31, 1997 at 9:00 a.m. local time, at the Santa Clara Marriott, 2700 Mission College Boulevard, Santa Clara, California 95054 for the following purposes:

   1. To elect five (5) directors to serve until the next Annual Meeting of Shareholders or until their successors are duly elected and qualified.

   2. To approve an amendment to the Company's 1995 Employee Stock Purchase Plan to increase by 500,000 shares to 800,000 the number of shares reserved for issuance thereunder.

   3. To approve an amendment to the Company's 1993 Stock Plan ("Stock Plan") to increase by 1,000,000 shares to 2,462,500 the number of shares reserved for issuance thereunder and to approve the material terms of the Stock Plan, including, but not limited to, limitations on the number of options that may be granted to participants under the Stock Plan in any fiscal year.

   4. To ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending June 30, 1998.

   5. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only shareholders of record at the close of business on September 24, 1997 are entitled to notice of and to vote at the meeting.


                                       FOR THE BOARD OF DIRECTORS OF
                                       ADEPT TECHNOLOGY, INC.

                                       /s/ Bruce E. Shimano
                                       -----------------------------
                                       Bruce E. Shimano
                                       Secretary


San Jose, California
October 6, 1997


                             YOUR VOTE IS IMPORTANT.

 ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE. ANY SHAREHOLDER ATTENDING THE MEETING MAY VOTE IN PERSON EVEN IF HE OR SHE HAS RETURNED A PROXY.

                             ADEPT TECHNOLOGY, INC.


                            PROXY STATEMENT FOR 1997
                         ANNUAL MEETING OF SHAREHOLDERS


                 INFORMATION CONCERNING SOLICITATION AND VOTING


General

     The enclosed Proxy is solicited on behalf of the Board of Directors of Adept Technology, Inc., a California corporation (the "Company"), for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held Friday, October 31, 1997 at 9:00 a.m. local time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Santa Clara Marriott, 2700 Mission College Boulevard, Santa Clara, California 95054. The Company's principal executive office is located at 150 Rose Orchard Parkway, San Jose, California 95134, and its telephone number at that location is (408) 432-0888.

     These proxy solicitation materials and the Annual Report to Shareholders for the fiscal year ended June 30, 1997, including financial statements, were first mailed on or about October 6, 1997 to all shareholders entitled to vote at the meeting.


Record Date and Shares Outstanding

     Shareholders of record at the close of business on September 24, 1997 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. At the Record Date, 8,280,785 shares of the Company's Common Stock, no par value, were issued and outstanding and held of record by 423 shareholders.


Revocability of Proxies

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.


Voting and Solicitation

     Each shareholder is entitled to one vote for each share of Common Stock held by such shareholder on the Record Date. Every shareholder voting for the election of directors (Proposal One) may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares that such shareholder is entitled to vote, or distribute such shareholder's votes on the same principle among as many candidates as the shareholder may select, provided that votes cannot be cast for more than five candidates. However, no shareholder shall be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the meeting, prior to the voting, of the intention to cumulate the shareholder's votes. On all other matters, each share of Common Stock has one vote. A quorum comprising the holders of a majority of the outstanding shares of Common Stock on the Record Date must be present or represented for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum for the transaction of business but will not be treated as votes cast for purposes of the proposals presented herein.

     The cost of this solicitation will be borne by the Company. The Company has retained the services of Corporate Investor Communications, Inc. to aid in the solicitation of proxies from brokers, bank nominees, and other institutional owners. The Company estimates that it will pay Corporate Investor Communications, Inc. a fee of approximately $6,000 for its services and will reimburse it for reasonable out-of-pocket expenses. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone, facsimile, telegram, or other means of communication.


Deadline for Receipt of Shareholder Proposals for 1998 Annual Meeting

     Proposals of shareholders of the Company that are intended to be presented by such shareholders at the Company's 1998 Annual Meeting of Shareholders must be received by the Company no later than June 8, 1998 in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

                                  PROPOSAL ONE


                              ELECTION OF DIRECTORS


Nominees

     A board of five (5) directors is to be elected at the Annual Meeting. The Board of Directors of the Company has authorized the nomination at the Annual Meeting of the persons named herein as candidates. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's five nominees named below, all of whom are presently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. The Company is not aware of any nominee who will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner (in accordance with cumulative voting) as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. The term of office for each person elected as a director will continue until the next Annual Meeting of Shareholders or until a successor has been elected and qualified.


Vote Required

     If a quorum is present and voting, the five nominees receiving the highest number of affirmative votes will be elected to the Board of Directors. Abstentions and broker non-votes are not counted in the election of directors.


Nominees

     The names of the nominees and certain information about them are set forth below:


                                                                                            Director
Name of Nominee               Age               Position(s) with the Company                 Since
----------------------------- -----   ---------------------------------------------------   ---------
Brian R. Carlisle   .........  46     Chairman of the Board and Chief Executive Officer      1983
Bruce E. Shimano    .........  48     Vice President, Research and Development,              1983
                                        Secretary and Director
Michael P. Kelly (1)   ......  49     Director                                               1997
Cary R. Mock (1)(2)    ......  54     Director                                               1990
John E. Pomeroy (2)    ......  56     Director                                               1994

------------
(1) Member of Audit Committee.
(2) Member of Compensation Committee.


     There is no family relationship between any director or executive officer of the Company.

     Brian R. Carlisle has served as the Company's Chief Executive Officer and Chairman of the Board of Directors since he co-founded the Company in June 1983. From June 1980 to June 1983, he served as General Manager of Unimation, Inc. ("Unimation"), and from June 1977 to June 1980, he served as project manager of the West Coast Division of Unimation. At Unimation, Mr. Carlisle was responsible for new product strategy and development for Unimation's electric robots, control systems, sensing systems and other robotics applications. Mr. Carlisle received B.S. and M.S. degrees in Mechanical Engineering from Stanford University.

     Bruce E. Shimano has served as the Company's Vice President, Research and Development, Secretary, and as a director since he co-founded the Company in June 1983. Prior to that time, he was Director of Software Development at Unimation. Mr. Shimano received B.S., M.S. and Ph.D. degrees in Mechanical Engineering from Stanford University.

     Michael P. Kelly has served as a director of the Company since April 1997. Since 1994, Mr. Kelly has served as a managing director of Broadview Associates, LLC, a corporate finance advisory firm. From 1993 to 1994, Mr. Kelly served as the president of Emerald Partners, a mergers and acquisitions firm, and as a managing director of Emerald Partners' predecessor Flemings from 1988 to 1993. From 1985 to 1988, Mr. Kelly was a partner at Touche Ross & Co., an independent accounting firm. Mr. Kelly received a B.A. degree from Western Illinois University and a M.B.A. degree from St. Louis University.

     Cary R. Mock has served as a director of the Company since December 1990. Since January 1996, Mr. Mock has served as a financial advisor specializing in acquisitions and related corporate development activities. From October 1983 to December 1995, Mr. Mock served as Director of Acquisitions and Divestitures for Westinghouse Electric Corporation ("Westinghouse"), having served in other positions since joining Westinghouse in 1964. Mr. Mock received a B.S. degree in Electrical Engineering from the Massachusetts Institute of Technology and an M.B.A. degree from the State University of New York at Buffalo.

     John E. Pomeroy has served as a director of the Company since August 1994. Since May 1987, Mr. Pomeroy has served as President and Chief Executive Officer of Dover Technologies, a subsidiary of Dover Corporation and a manufacturer of production equipment for printed circuit board assembly. Mr. Pomeroy is also a director of HADCO Corporation, a supplier of electronic interconnect products and services. Mr. Pomeroy received a B.S. degree in Electrical Engineering from Purdue University.

 The Board of Directors recommends a vote "FOR" all five nominees listed above.


Board Meetings and Committees

     The Board of Directors of the Company held a total of 4 meetings during fiscal 1997. Each incumbent director attended all meetings of the Board of Directors during the period of fiscal 1997 in which he served as a director and all meetings of the committees thereof, if any, upon which such director served during the period in which such individual was a director of the Company. The
Board of Directors has an Audit Committee and a Compensation Committee. The Board of Directors has no nominating committee or any committee performing such functions.

     The Audit Committee is responsible for overseeing actions taken by the Company's independent auditors and reviewing the Company's internal financial procedures and controls. From July 1997 until April 1997, the Audit Committee consisted of Messrs. Mock and Pomeroy. Mr. Kelly became a member of the Audit Committee contemporaneously with his becoming a director in April 1997, and Mr. Pomeroy resigned from the Audit Committee at that time. The Audit Committee met once during fiscal 1997.

     The Compensation Committee, which consisted of Messrs. Mock and Pomeroy during fiscal 1997, is responsible for determining salaries, incentives and other forms of compensation for directors, officers and other employees of the Company and administering various incentive compensation and benefit plans. The Compensation Committee met twice during fiscal 1997.

                                  PROPOSAL TWO


                 AMENDMENT OF 1995 EMPLOYEE STOCK PURCHASE PLAN


     At the Annual Meeting, the shareholders are being asked to approve an amendment of the Company's 1995 Employee Stock Purchase Plan (the "Purchase Plan") to increase the number of shares reserved for issuance thereunder by 500,000 shares. The adoption of the Purchase Plan was approved by the Board of Directors and the shareholders in October 1995. A total of 300,000 shares of Common Stock have been reserved for issuance under the Purchase Plan without giving effect to the 500,000 share increase proposed herein. As of September 24, 1997, a total of 283,295 shares had been issued to employees at a weighted average purchase price of $6.06 per share under the Purchase Plan, and 16,705 shares remained available for future issuance.

     The closing sales price of the Common Stock of the Company on the Nasdaq National Market on September 30, 1997 was $13.00 per share. See "Purchase Price."


Vote Required

     The affirmative vote of a majority of the Votes Cast will be required to approve the amendment to the Purchase Plan. For this purpose, "Votes Cast" is defined to be the shares of the Company's Common Stock represented and voting at the Annual Meeting. In addition, the affirmative votes must constitute at least a majority of the required quorum, which quorum is a majority of the shares outstanding at the Record Date. Votes that are cast against the proposal will be counted for purposes of determining both (i) the presence or absence of a quorum and (ii) the total number of Votes Cast with respect to the proposal. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business but will not be included in the total number of Votes Cast with respect to this proposal.

         The Board of Directors recommends that shareholders vote "FOR"
                       the Amendment to the Purchase Plan.


     The essential terms of the Purchase Plan, as amended, are summarized as follows:

Purpose

     The purpose of the Purchase Plan is to provide employees of the Company and of any subsidiary designated by the Board of Directors to participate in the Purchase Plan with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. The Purchase Plan is intended to qualify as an "Employee Stock Purchase Plan" under Sections 421 and 423 of the Internal Revenue Code of 1986, as amended (the "Code").


Administration

     The Purchase Plan provides for administration by the Board of Directors of the Company or a committee appointed by the Board. The Purchase Plan is currently administered by the Board of Directors. All questions of interpretation or application of the Purchase Plan are determined by the Board of Directors or its appointed committee, and its decisions are final and binding upon all participants. No charge for administrative or other costs may be made against the payroll deductions of a participant in the Purchase Plan. Members of the Board receive no additional compensation for their services in connection with the administration of the Purchase Plan.


Offering Periods

     The Purchase Plan has offering periods of twelve months, each divided into two six-month purchase periods. The offering periods commence on or after the first trading day after May 1 and November 1 of each year. The Board of Directors has the power to alter the duration of the offering periods with respect to future offerings without shareholder approval if such change is announced at least five days prior to the scheduled beginning of the first offering period to be affected.

Eligibility

     Any person who (i) is a regular employee scheduled to work at least twenty hours per week and more than five months in a calendar year and (ii) was employed by the Company (or by any subsidiary designated from time to time by the Board of Directors) on the enrollment date is eligible to participate in the Purchase Plan. Eligible employees become participants in the Purchase Plan by delivering to the Company's payroll office a subscription agreement authorizing payroll deductions. An employee who becomes eligible to participate in the Purchase Plan after the commencement of an offering period may not participate in the Purchase Plan until the commencement of the next offering period.

     Notwithstanding the foregoing, no employee is permitted to subscribe for shares under the Purchase Plan (a) if, immediately after the grant of the option, the employee would own, and/or hold outstanding options to purchase, 5% or more of the voting stock or value of all classes of stock of the Company or
(b) if such a subscription would permit such employee's rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time. Furthermore, if the number of shares which would otherwise be placed under option at the beginning of an offering period exceeds the number of shares then available under the Purchase Plan, a pro rata allocation of the shares remaining shall be made in as equitable a manner as is practicable.


Purchase Price

     The price at which shares are sold to participating employees is eighty-five percent (85%) of the lower of the fair market value per share of the Common Stock on (i) the first day of the offering period or (ii) the last day of the purchase period. The fair market value of the Common Stock on a given date is determined by reference to the closing sales price of the Common Stock on the Nasdaq National Market, as reported in The Wall Street Journal or such other source as the Board deems reliable. The closing sale price per share of the Company's Common Stock on the Nasdaq National Market on September 30, 1997 was $13.00.


Payment of Purchase Price; Payroll Deductions

     The purchase price of the shares is accumulated by payroll deductions over the offering period. The deductions may not exceed 15% of a participant's compensation. Compensation is defined as all base straight time gross earnings, commissions, and payments for overtime. A participant may discontinue his or her participation in the Purchase Plan and may decrease the rate of payroll deductions at any time during the offering period. A participant may increase the rate of payroll deductions at the beginning of each purchase period. Payroll deductions shall commence on the first payday following the offering date and shall continue at the same rate until the end of the offering period unless sooner terminated as provided in the Purchase Plan. No interest shall accrue on the payroll deductions of a participant in the Purchase Plan.


Purchase of Stock; Exercise of Option

     By executing a subscription agreement to participate in the Purchase Plan, the employee is entitled to have shares placed under option to him or her. The maximum number of shares placed under option to a participant in an offering is that number determined by dividing the amount of the participant's compensation which he or she has elected to have withheld for the purchase period by the lower of (i) 85% of the fair market value of a share of Common Stock at the beginning of the offering period or (ii) 85% of the fair market value of a share of Common Stock on the last day of the purchase period, in either case, as long as the total number of shares issued to a participant for any purchase period does not exceed a number determined by dividing $12,500 by the market value of a share of Common Stock at the beginning of the offering period. Unless the employee's participation is discontinued, the option for the purchase of shares will be exercised automatically at the end of the purchase period at the applicable price.

Withdrawal

     While each participant in the Purchase Plan is required to sign a subscription agreement authorizing payroll deductions, the participant's interest in a given offering may be terminated in whole, but not in part, by signing and delivering to the Company a notice of withdrawal from the Purchase
Plan. Such withdrawal may be elected at any time prior to the end of the applicable offering period. Any withdrawal by the employee during a given offering automatically terminates the employee's interest in that offering.


Termination of Employment

     Termination of a participant's employment for any reason, including retirement or death, cancels his or her participation in the Purchase Plan immediately. In such event, the payroll deductions credited to the participant's account will be returned without interest to such participant or, in the case of death, to the person or persons entitled thereto as specified by the employee in the subscription agreement.


Adjustments Upon Changes in Capitalization or Merger

     In the event of any changes in the capitalization of the Company, such as a stock split or stock dividend, resulting in an increase or decrease in the number of shares of Common Stock, effected without receipt of consideration by the Company, appropriate adjustments will be made by the Company in the shares subject to purchase and in the purchase price per share, subject to any required action by the Company's shareholders.

     In the event of the proposed dissolution or liquidation of the Company, the offering period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Purchase Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the offering period then in progress. If the Board shortens the offering period in the event of a merger or sale of assets, the Board shall notify each participant in writing at least ten (10) business days prior to the new exercise date under the Purchase Plan.


Nonassignability

     No rights or accumulated payroll deductions of an employee under the Purchase Plan may be pledged, assigned, or transferred for any reason and any such attempt may be treated by the Company as an election to withdraw from the Purchase Plan.


Amendment and Termination of the Purchase Plan

     The Board of Directors may at any time amend or terminate the Purchase Plan. Such termination will not affect options previously granted, provided that an offering period may be terminated by the Board of Directors on any exercise date if the Board determines that termination of the Plan is in the best interest of the Company and its shareholders. In addition, no amendment may make any changes in an option granted prior thereto which adversely affects the rights of any participant. No amendment may be made to the Purchase Plan without prior approval of the shareholders of the Company if such amendment would increase the number of shares reserved under the Purchase Plan, materially modify the eligibility requirements, or materially increase the benefits which may accrue to participants under the Purchase Plan. Unless terminated earlier, the Purchase Plan will terminate in October 2005.


Certain United States Federal Income Tax Information

     The Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Section 423 of the Code. Under these provisions, no income will be taxable to a participant at the time of grant of an option or purchase of shares under the Purchase Plan. Upon sale or other disposition of the shares (including by way of gift), the participant will generally be subject to tax and the amount of the tax will depend upon the period the participant has held the shares. Upon the sale or exchange of the shares more than two years after the first day of the offering period and one year after the date the shares are purchased, any gain or loss will be treated as long-term capital gain or loss. For dispositions occurring after July 28, 1997, long-term capital gains will be taxed at a rate of 10% (for persons in the 15% tax bracket) or 20% (for other individuals) if the stock was held for more than 18 months from the date of purchase. A rate of 28% will apply in the case of stock held more than one year after exercise but not more than 18 months. If the shares are sold or otherwise disposed of more than two years from the first day of the offering period and more than one year from the date of the shares are purchased, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (b) an amount equal to 15% of the fair market value of the shares as of the first day of the offering period. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of these holding periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss of such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. Generally, the Company is entitled to a deduction for ordinary income recognized by participants upon a sale or disposition of shares prior to the expiration of the holding period(s) described above.

     The foregoing is only a summary of the effect of federal income taxation upon the participant and the Company with respect to the shares purchased under the Purchase Plan. Reference should be made to the applicable provisions of the Code. In additional, the summary does not discuss the tax consequences of a participant's death or the income tax laws of any state or foreign country in which the participant may reside.


Participation in the Purchase Plan; New Plan Benefits

     Participation in the Purchase Plan is voluntary and is dependent on each eligible employee's election to participate and his or her determination as to the level of payroll deductions. Accordingly, future purchases under the Purchase Plan are not determinable. Non-employee directors are not eligible to participate in the Purchase Plan.

     The following table sets forth certain information regarding shares purchased during the fiscal year ended June 30, 1997 by each of the executive officers named in the Summary Compensation Table below who participated in the Purchase Plan, all current executive officers as a group, and all other employees who participated in the Purchase Plan as a group:


                                                                             Number of Shares        Dollar
            Name of Individual or Identity of Group and Position              Purchased (#)       Value ($) (1)
---------------------------------------------------------------------------- ------------------   --------------
Brian R. Carlisle, Chairman of the Board and Chief Executive Officer  ......        3,908            $  3,793
Charles S. Duncheon, Senior Vice President, Marketing and Sales    .........        2,513            $  2,433
Bruce E. Shimano, Vice President, Research and Development and Secretary ...        2,093            $  2,032
James E. Kuhl, Vice President, Operations  .................................        2,791            $  2,708
Richard J. Casler, Vice President, Engineering   ...........................          853            $    832
All Current Executive Officers as a group (6 Persons)  .....................       14,919            $ 14,479
Non-Employee Directors as a group    .......................................          *                  *
All Other Employees as a group    ..........................................      206,544            $200,463

------------
*    Not eligible to participate in the Purchase Plan.

(1) Market value of shares on date of purchase minus the purchase price under the Purchase Plan.

                                 PROPOSAL THREE


                          AMENDMENT OF 1993 STOCK PLAN


     At the Annual Meeting, the shareholders are being asked to approve an amendment of the Company's 1993 Stock Plan (the "Stock Plan") to increase the number of shares of Common Stock reserved for issuance thereunder by 1,000,000 shares and to approve the material terms of the Stock Plan, including, but not limited to, a limitation of 200,000 shares on the number of shares subject to options granted to any optionee under the Stock Plan (400,000 shares in connection with grants upon an optionee's initial employment). The Stock Plan was adopted by the Board of Directors in April 1993 and was subsequently approved by the shareholders in June 1993. In October 1995, the Board of Directors adopted and the shareholders approved an amendment to the Stock Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 650,000 shares. As of September 24, 1997, options to purchase an aggregate of 1,224,300 shares of the Company's Common Stock were outstanding, with a weighted average exercise price of $7.27 per share, and 80,423 shares (excluding the 1,000,000 shares subject to shareholder approval at this Annual Meeting) were available for future grant. In addition, 157,777 shares had been purchased pursuant to exercise of stock options under the Stock Plan.

     In August 1997, the Board of Directors effected certain amendments to the Stock Plan in order to take advantage of the revision of certain rules and regulations under Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), relating to the administration of the Stock Plan and the eligibility of non-employee directors to receive option grants under the Stock Plan. Previously, non-employee directors were not eligible to receive option grants under the Stock Plan. In addition, the Board of Directors approved an amendment to the Stock Plan, subject to shareholder approval, to increase the number of shares reserved for issuance thereunder by 1,000,000 shares, thereby increasing the total number of shares issuable under the Stock Plan from 1,462,500 to 2,462,500.

     The Stock Plan, as amended, authorizes the Board of Directors to grant stock options to eligible employees, non-employee directors and consultants of the Company. The Stock Plan is structured to allow the Board of Directors broad discretion in creating equity incentives in order to assist the Company in attracting, retaining and motivating the best available personnel for the successful conduct of the Company's business. The Company has had a long-standing practice of linking key employee compensation to corporate performance because it believes that this increases employee motivation to improve shareholder value. The Company has, therefore, consistently included equity incentives as a significant component of compensation for a broad range of the Company's employees. This practice has enabled the Company to attract and retain the talent that it continues to require.

     The Board of Directors believes that the remaining shares available for grant under the Stock Plan are insufficient to accomplish the purposes of the Stock Plan described above. The Company anticipates there will be a need to hire additional technical or management employees during fiscal 1998, and it will be necessary to offer equity incentives to attract and motivate these individuals, particularly in the extremely competitive job market in Silicon Valley. In addition, in order to retain the services of valuable employees as the Company matures and its employee base grows larger, it will be necessary to grant additional options to current employees as older options become fully vested.


For these reasons, the Board of Directors recommends that the shareholders vote
 "FOR" approval of the amendment to the Stock Plan and approval of the material terms of the Stock Plan.


Vote Required

     The affirmative vote of a majority of the Votes Cast will be required to approve the amendment to the Stock Plan. For this purpose, "Votes Cast" is defined to be the shares of the Company's Common Stock represented and voting of the Annual Meeting. In addition, the affirmative votes must constitute at least a majority of the required quorum, which quorum is a majority of the shares outstanding at the Record Date. Votes that are cast against the proposal will be counted for purposes of determining both

(i) the presence or absence of a quorum and (ii) the total number of Votes Cast with respect to the proposal. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business but will not be counted for purposes of determining the total number of Votes Cast with respect to the proposal.

     The essential terms of the Stock Plan are summarized as follows:


Purpose

     The purposes of the Stock Plan are to attract, retain and motivate the best available personnel for positions of substantial responsibility, to provide additional incentive to employees, non-employee directors and consultants of the Company, and to promote the success of the Company's business.


Administration

     The Stock Plan may be administered by the Board of Directors of the Company or by a Committee of the Board. The Stock Plan is currently being administered by the Compensation Committee of the Board of Directors, except that grants to executive officers are approved by the Compensation Committee, the Board of Directors or other committees thereof to the extent required for the grants to be considered as being from a discretionary plan pursuant to Rule 16b-3 promulgated under the Exchange Act or to the extent that the options are intended to qualify as "performance-based compensation" within the meaning of
Section 162(m) of the Code. The Board or the committee appointed to administer the Stock Plan are referred to in this description as the "Administrator." The Administrator determines the terms of options granted, including the exercise price, number of shares subject to the option and the exercisability thereof. All questions of interpretation are determined by the Administrator and its decisions are final and binding upon all participants. Members of the Board or its committees receive no additional compensation for their services in connection with the administration of the Stock Plan.


Eligibility and Performance-based Compensation Limitations

     The Stock Plan provides that either incentive or nonqualified stock options may be granted to employees (including officers and employee directors) of the Company or any of its designated subsidiaries. In addition, the Stock Plan provides that nonqualified stock options may be granted to consultants of the Company or any of its designated subsidiaries and to non-employee directors of the Company. The Administrator selects the optionees and determines the number of shares to be subject to each option. In making such determination, there are taken into account the duties and responsibilities of the optionee, the value of the optionee's services, the optionee's present and potential contribution to the success of the Company and other relevant factors.

     No employee will be granted, in any fiscal year of the Company, options to purchase more than 200,000 shares of Common Stock, except that in connection with an employee's initial employment, he or she may be granted options to purchase up to an additional 200,000 shares. The foregoing limitation, which will be adjusted proportionately in connection with any change in the Company's capitalization, is intended to satisfy the requirements applicable to options intended to qualify as "performance-based compensation" within the meaning of
Section 162(m) of the Code. In addition, there is a limit of $100,000 on the aggregate fair market value of shares subject to all incentive stock options which are exercisable for the first time in any calendar year by an employee.


Terms of Options

     Each option granted pursuant to the Stock Plan is evidenced by a stock option agreement between the Company and the optionee to whom such option is granted and is subject to the following additional terms and conditions:

     (1) Exercise of the Option: The Administrator determines when options granted under the Stock Plan may be exercisable. An option is exercised by giving written notice of exercise to the Company, specifying the number of shares of Common Stock to be purchased and tendering payment to the Company of the purchase price. Payment for shares issued upon exercise of an option may consist of cash, check, promissory note, delivery of shares of the Company's Common Stock previously owned for at least six months or that were not acquired from the Company, subject to certain additional conditions. Payment may also be made by a cashless exercise procedure under which the optionee provides irrevocable instructions to a brokerage firm to sell the purchased shares and to remit to the Company, out of the sale proceeds, an amount equal to the exercise price plus all applicable withholding taxes or such other consideration as determined by the Administrator and as permitted by the California Corporations Code.

     Options may be exercised at any time on or following the date the options are first exercisable but in no event later than the expiration of the option as set forth in the Notice of Grant. An Option may not be exercised for a fraction of a share.

     (2) Option Price: The option price of non-qualified options granted under the Stock Plan is determined by the Administrator, provided that non-qualified options intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code must be granted with an exercise price equal to the fair market value of the Company's Common Stock on the date of grant. Incentive stock options granted under the Stock Plan must be granted with an exercise price equal to the fair market value of the Company's Common Stock on the date of grant, except in the case of grants of incentive stock options granted to employees who, at the time of grant, own stock representing more than 10% of the voting power of all outstanding classes of the Company's capital stock. In such cases, the applicable exercise price of incentive stock options granted to such employees cannot be less than 110% of the fair market value of the Company's Common Stock on the date of grant. The Stock Plan provides that, because the Company's Common Stock is currently traded on the Nasdaq National Market, the fair market value per share will be the closing price on the Nasdaq National Market on the date of grant of the option, as reported in The Wall Street Journal or such other source as the Administrator deems reliable.

     (3) Termination Of Employment: The Stock Plan provides that if the optionee's continuous status as an employee, director or consultant by the Company is terminated for any reason, other than death or disability, options may be exercised to the extent they were exercisable on the date of termination within 30 days (or such other period not exceeding three months in the case of incentive stock options as the Administrator may determine) after such termination, but in no event later than the expiration date of the term of such option as set forth in the Notice of Grant. An optionee may be exempt from this rule if the optionee is on a leave of absence approved by the Board or if the optionee is transferred to a subsidiary or parent of the Company.

     (4) Death: If an optionee should die while an employee, director or a consultant of the Company, options may be exercised to the extent they were exercisable on the date of termination at any time within six months after the date of death but in no event later than the expiration of the term of such option as set forth in the Notice of Grant.

     (5) Disability: If an optionee's continuous status as an employee, director or consultant is terminated due to a disability, options may be exercised to the extent they were exercisable on the date of termination at any time within six months from the date of such termination but in no event later than the expiration of the term of such option as set forth in the Notice of Grant.

     (6) Termination of Options: Options granted under the Stock Plan expire no later than ten years from the date of grant. However, incentive stock options granted to an optionee who, immediately before the grant of such option, owned more than 10% of the total combined voting power of all classes of stock of the Company or a parent or subsidiary corporation, may not have a term of more than five years. No option may be exercised by any person after such expiration.

     (7) Nontransferability of Options: Unless determined otherwise by the Administrator, an option is not transferable by the optionee, other than by will or the laws of descent and distribution, and is exercisable only by the optionee during his or her lifetime or, in the event of death, by a person who acquires the right to exercise the option by bequest or inheritance or by reason of the death of the optionee. If the Administrator makes an option transferable, such option shall contain such additional terms and conditions as the Administrator deems appropriate.

Adjustment Upon Changes in Capitalization or Merger

     In the event any change, such as a stock split or dividend, is made in the Company's capitalization which results in an increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by the Company, an appropriate adjustment shall be made in the option price and in the number of shares subject to each option. In the event of the proposed dissolution or liquidation of the Company, the Board is required to notify holders of options under the Stock Plan at least 15 days prior to the proposed action, and all outstanding options not previously exercised will terminate automatically upon such dissolution or liquidation.

     In the event of a proposed sale of the assets of the Company or the merger of the Company with or into another corporation, all options outstanding under the Stock Plan will be assumed or an equivalent option will be substituted by the successor corporation. If the successor corporation refuses to fully assume all options, the Board shall have the discretion to (i) permit each optionee to exercise such options prior to such transaction for all shares of Common Stock subject to such options, including shares for which such options would not otherwise be exercisable or (ii) terminate such options with respect to unvested shares. Options outstanding under the Stock Plan will be considered assumed if, following the merger or sale of assets, the option or right granted to the Optionee by the purchaser or acquiror confers the right to receive for each share of Common Stock subject to such options the consideration received in the merger or sale of assets in exchange for outstanding shares of the Common Stock on the date of the transaction; provided, however, that if the consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the Option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of the Company's Common Stock in the merger or sale of assets.


Amendment and Termination

     The Board of Directors may amend, alter, suspend, or terminate the Stock Plan at any time or may terminate it without approval of the shareholders. Shareholder approval is required for any amendment to the Stock Plan to the extent necessary or desirable to comply with Rule 16b-3 promulgated under
Section 16 of the Exchange Act or Section 422 of the Code, or any successor rule or statute or other applicable law, including the requirements of any exchange or automatic quotation system on which the Company's Common Stock may be listed. No action by the Board of Directors or shareholders may alter or impair any option previously granted under the Stock Plan without the consent of the optionee. Unless terminated earlier, the Stock Plan will terminate in June 2003.


Tax Information

     Options granted under the Stock Plan may be either "incentive stock options," as defined in Section 422 of the Code, or nonqualified options.

     Incentive Stock Options

     The Code provides favorable federal income for tax treatment to holders of options qualifying as incentive stock options. Even if designated as incentive stock options in the applicable option agreement, any options in excess of the $100,000 limit on exercisability in any calendar year will be deemed to be non-qualified stock options and treated as described under the caption
"Non-Qualified Stock Options." If an option granted under the Stock Plan is treated as an incentive stock option, the optionee will recognize no income upon grant of the option and will recognize no income upon exercise of the Option unless the alternative minimum tax rules apply. The Company will not be allowed a deduction for federal tax purposes in connection with the exercise of an incentive stock option.

     Upon the sale or exchange of shares issued more than two years after grant of the option and one year after exercise of the option (the "Incentive Stock Option Holding Periods"), any gain or loss will be treated as long-term capital gain or loss. For dispositions occurring after July 28, 1997, long-term capital gains will be taxed at a rate of 10% (for persons in the 15% tax bracket) or 20% (for other individuals), if the stock was held for more than 18 months from the date of exercise. A rate of 28% will apply in the case of stock held more than one year after exercise but not more than 18 months. If the Incentive Stock Option Holding Periods are not satisfied (i.e., the optionee makes a disqualifying disposition), the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% shareholder of the Company. Generally, the Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

     Non-Qualified Stock Options

     All other options which do not qualify as incentive stock options are referred to as non-qualified stock options. Non-qualified stock options granted under the Stock Plan will not qualify for any special tax benefits to the optionee. An optionee will not recognize any taxable income at the time he or she is granted a non-qualified option. However, if shares subject to a repurchase option of the Company (i.e., unvested shares) are purchased upon exercise of a non-qualified option, no tax will be imposed at the time of exercise with respect to such unvested shares (and the optionee's long-term capital gain holding period will not begin at such time) unless the optionee files an election with the Internal Revenue Service pursuant to Section 83(b) of the Code within 30 days after the date of exercise. In the absence of such election, the optionee is taxed (and the long-term capital gain holding period begins) at the time at which the shares vest (i.e., the time at which the repurchase option lapses with respect to such shares), and the optionee recognizes compensation income in the amount of the difference between the value of the shares at that time and the option exercise price. If a Section 83(b) election is timely filed, the unvested shares will be treated for federal income tax purposes as if they had been vested at the time of exercise. Taxation upon exercise of the option may also be deferred (unless a Section 83(b) election is filed) in the case of an optionee who is subject to Section 16(b) of the Exchange Act.

     Upon the exercise of an option, the optionee will recognize ordinary income generally measured as the excess of the then fair market value of the shares purchased over the purchase price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company will be subject to tax withholding by the Company. Upon a resale of the shares issued upon exercise of a non-qualified option, any difference between the sales price and the fair market value of the shares on the date of exercise of the nonstatutory option (or the fair market value of the shares on the date they become vested, if a Section 83(b) election has not been timely filed) will be treated as capital gain or loss. Under current law, the federal tax rate on net capital gain is capped at 28%. Capital losses are allowed in full against capital gains plus $3,000 of other income.

     Generally, the Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a nonqualified option.

     Alternative Minimum Tax

     The exercise of an incentive stock option may subject the optionee to alternative minimum tax ("AMT") under Section 55 of the Code. The AMT is calculated by applying a tax rate of 26% to alternative minimum taxable income ("AMTI") up to $175,000, and 28% to AMTI above $175,000. AMTI is equal to (i) taxable income adjusted for certain items (including the difference between the exercise price and the fair market value of shares underlying an incentive stock option at exercise), plus (ii) items of tax preference, less (iii) an exclusion of $45,000 for joint returns and $33,750 for individual returns (including the difference between the exercise price and the fair market value of shares underlying an incentive stock option at exercise). However, these exclusion amounts are reduced by an amount equal to 25% of the amount by which the taxpayer's AMTI exceeds $150,000 and $112,500 for joint and individual filers, respectively. Under certain circumstances, an optionee may affect the timing and measurement of AMTI by filing an election with the Internal Revenue Service under Section 83(b) within 30 days after the date of exercise of an incentive stock option.

     Tax Summary

     The foregoing is only a summary of the effect of federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the Stock Plan, does not purport to be complete, and does not discuss the tax consequences of the optionee's death or the income tax laws of any municipality, state or foreign country in which an optionee may reside.


Participation in the Stock Plan; New Plan Benefits

     The grant of options under the Stock Plan to consultants, non-employee directors and executive officers, including the officers named in the Summary Compensation Table below, is subject to the discretion of the Administrator. As of the date of this proxy statement, there has been no determination by the Administrator with respect to future awards under the Stock Plan. Accordingly, future awards are not determinable. The table of option grants under "Executive Compensation and Other Matters Option Grants in Last Fiscal Year" provides information with respect to the grant of options to the chief executive officer and the other executive officers named in the Summary Compensation Table below during fiscal 1997. Non-employee directors were not eligible to participate in the Stock Plan in fiscal 1997. Information regarding options granted to non-employee Directors pursuant to the 1995 Director Option Plan during fiscal 1997 is set forth under the heading "Executive Compensation and Other Matters Compensation of Directors." During fiscal 1997, all current executive officers as a group and all other employees as a group received options to purchase 255,000 shares and 188,630 shares, respectively, pursuant to the Stock Plan.


                                  PROPOSAL FOUR


               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS


     The Board of Directors has selected Ernst & Young LLP, independent auditors, to audit the consolidated financial statements of the Company for the fiscal year ending June 30, 1998, and recommends that shareholders vote for ratification of such appointment. Notwithstanding the selection, the Board of Directors, in its discretion, may direct the appointment of new independent auditors at any time during the year, if the Board of Directors feels that such a change would be in the best interests of the Company and its shareholders. In the event of a negative vote on ratification, the Board of Directors will reconsider its selection.

     Ernst & Young LLP has audited the Company's financial statements annually since 1984. Representatives of Ernst & Young LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.


    The Board recommends a vote "FOR" the ratification of the appointment of
        Ernst & Young LLP as the Company's independent auditors for the fiscal year ending June 30, 1998.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


     The following table sets forth certain information regarding the beneficial ownership of Common Stock of the Company as of September 24, 1997 as to (i) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each director, (iii) each of the executive officers named in the Summary Compensation Table and (iv) all directors and executive officers as a group.


                                                                            Common Stock
                       Five Percent Shareholders,                        Beneficially Owned     Approximate Percentage
                Directors and Certain Executive Officers                       Owned                  Owned(1)
------------------------------------------------------------------------ --------------------   -----------------------
J.P. Morgan & Co., Incorporated (2)    .................................       823,300                    9.9%
 60 Wall Street
 New York, NY 10260
Brian R. Carlisle (3)   ................................................       315,171                    3.8%
Bruce E. Shimano (4)    ................................................       296,120                    3.6%
John E. Pomeroy (5)  ...................................................        11,915                     *
Cary R. Mock (6)  ......................................................         7,749                     *
Michael P. Kelly  ......................................................            --                     *
Charles S. Duncheon (7)    .............................................       161,302                    1.9%
James E. Kuhl (8)    ...................................................        47,696                     *
Richard J. Casler, Jr. (9)    ..........................................        18,061                     *
All directors and executive officers as a group (9 persons) (10)  ......       896,140                   10.4%

------------
*    Less than 1%
 (1) Applicable  percentage  ownership  is  based  on 8,280,785 shares of Common
     Stock outstanding as of September 24, 1997 together with applicable options for the shareholder. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to shares. Shares of Common Stock subject to options currently exercisable or exercisable within 60 days after September 24, 1997, are deemed outstanding for computing the percentage ownership of the person holding the options, but are not deemed outstanding for computing the percentage of any other person.
 (2) Reflects ownership as reported on Schedule 13G/A dated January 31, 1997 filed with the Securities and Exchange Commission. J.P. Morgan & Co., Incorporated has sole dispositive power as to all of these shares and has sole voting power as to 495,500 of such shares.
 (3) Includes 93,750 shares of Common Stock which may be acquired upon exercise of stock options which are presently exercisable or will become exercisable within 60 days of September 24, 1997. Mr. Carlisle is Chairman of the Board and Chief Executive Officer of the Company.
 (4) Includes 50,937 shares of Common Stock which may be acquired upon exercise of stock options which are presently exercisable or will become exercisable within 60 days of September 24, 1997 and 12,500 shares held by Mr. Shimano as custodian for his children under the California Uniform
     Transfers to Minors Act. Mr. Shimano is Vice President, Research and Development, Secretary and a director of the Company.
 (5) Includes 11,915 shares of Common Stock which may be acquired upon exercise of stock options which are presently exercisable or will become exercisable within 60 days of September 24, 1997.
 (6) Includes 7,749 shares of Common Stock which may be acquired upon exercise of stock options which are presently exercisable or will become exercisable within 60 days of September 24, 1997.
 (7) Includes 52,416 shares of Common Stock which may be acquired upon exercise of stock options which are presently exercisable or will become exercisable within 60 days of September 24, 1997 and 4,500 shares held by Mr. Duncheon's wife. Mr. Duncheon is Senior Vice President, Marketing and Sales of the Company.
 (8) Includes 44,262 shares of Common Stock which may be acquired upon exercise of stock options which are exercisable or will become exercisable within 60 days of September 24, 1997. In September 1997, Mr. Kuhl announced his intention to resign from his position as the Company's Vice President, Operations, but he has agreed to remain in his current position until a successor is appointed.
 (9) Includes 25,561 shares of Common Stock which may be acquired upon exercise of stock options which are presently exercisable or will become exercisable within 60 days of September 24, 1997. Mr. Casler is the Company's Vice President, Engineering.
(10) Includes 310,943 shares of Common Stock which may be acquired upon exercise of stock options which are presently exercisable or will become exercisable within 60 days of September 24, 1997.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS


Executive Compensation

     The following Summary Compensation Table sets forth certain information regarding the compensation of the Chief Executive Officer of the Company and the other four most highly compensated executive officers of the Company for services rendered in all capacities to the Company for the fiscal year ended June 30, 1997.


                           SUMMARY COMPENSATION TABLE


                                                                        Long-Term
                                                                       Compensation
                                                                       -------------
                                                                         Awards
                                                                       -------------
                                                                        Number of
                                            Annual Compensation (1)     Securities
                                 Fiscal     ------------------------    Underlying       All Other
  Name and Principal Position     Year       Salary      Bonus (2)       Options       Compensation($)
-------------------------------- --------   ----------   -----------   -------------   ----------------
Brian R. Carlisle   ............  1997      $218,782       $    --       100,000         $  13,949 (3)
 Chairman of the Board and Chief  1996       210,000        25,000            --            19,550 (4)
 Executive Officer                1995       200,769        25,000            --            13,294 (5)

Charles S. Duncheon    .........  1997       173,020        46,283        50,000            10,458 (3)
 Senior Vice President,           1996       166,132        70,000            --            13,586 (4)
 Marketing and Sales              1995       158,246        63,968         1,250            18,125 (5)

Bruce E. Shimano    ............  1997       167,330            --        75,000            10,382 (3)
 Vice President, Research and     1996       160,677        15,000            --            14,572 (4)
 Development and Secretary        1995       153,016        17,075        12,789            12,789 (5)

James E. Kuhl(6)    ............  1997       157,574            --        10,000            10,340 (3)
 Vice President, Operations       1996       150,000         2,000         6,750            10,738 (4)
                                  1995       135,220         2,610         6,750             9,847 (5)

Richard J. Casler   ............  1997       141,457            --        10,000             9,283 (3)
 Vice President, Engineering      1996       136,000        14,000         6,250             9,171 (4)
                                  1995       124,818        15,444         1,250            40,581 (5)

------------
(1) Other than salary and bonus described herein, the Company did not pay the persons named in the Summary Compensation Table any compensation, including incidental personal benefits, in excess of 10% of such executive officer's salary.

(2) Bonus compensation consists in part of (i) bonuses earned in fiscal 1995 and paid in fiscal 1996 of $25,000 for Mr. Carlisle, $28,764 for Mr. Duncheon, $17,075 for Mr. Shimano, $2,610 for Mr. Kuhl and $15,444 for Mr. Casler and commission income of $35,204 for Mr. Duncheon; and (ii) bonuses earned in fiscal 1996 and paid in fiscal 1997 of $25,000 for Mr. Carlisle, $6,370 for Mr. Duncheon, $15,000 for Mr. Shimano, $2,000 for Mr. Kuhl and $14,000 for Mr. Casler; and commission income of $63,630 for Mr. Duncheon. There are no arrangements with the executive officers pursuant to which bonuses are earned or paid, except as set forth under "Certain Transactions."

(3) Other compensation for fiscal 1997 consisted of (i) group term life excess premiums of $844 for Mr. Carlisle, $668 for Mr. Duncheon, $646 for Mr. Shimano, $604 for Mr. Kuhl and $548 for Mr. Casler; (ii) automobile allowances of $12,104 for Mr. Carlisle, $8,790 for Mr. Duncheon, $8,736 for Mr. Shimano, $8,736 for Mr. Kuhl, and $8,736 for Mr. Casler; and (iii) matching contributions under its 401(k) Plan of $1,000 for each of Messrs. Carlisle, Duncheon, Shimano.

(4) Other compensation for fiscal 1996 consists of (i) group term life excess premiums of $755 for Mr. Carlisle, $592 for Mr. Duncheon, $953 for Mr.
     Shimano, $1,378 for Mr. Kuhl and $435 for Mr. Casler; (ii) automobile allowances of $13,894 for Mr. Carlisle, $12,370 for Mr. Duncheon, $8,736 for Mr.

                                       16



     Shimano, $8,736 for Mr. Kuhl and $8,736 for Mr. Casler; (iii) matching contributions of $624 by the Company under its 401(k) Plan for each of Messrs. Carlisle, Duncheon, Shimano and Kuhl; and (iv) reimbursement of accrued interest on outstanding note obligations to the Company of $4,277 for each of Messrs. Carlisle and Shimano. The note obligations of Messrs. Carlisle and Shimano were incurred in connection with the purchase of Common Stock of the Company and were repaid in January 1996.

(5) Other compensation for fiscal 1995 consists of (i) group term life excess premiums of $723 for Mr. Carlisle, $570 for Mr. Duncheon, $551 for Mr. Shimano, $487 for Mr. Kuhl and $449 for Mr. Casler; (ii) automobile allowances of $9,103 for Mr. Carlisle, $10,407 for Mr. Duncheon, $8,770 for Mr. Shimano, $8,736 for Mr. Kuhl and $9,643 for Mr. Casler; (iii) matching contributions of $624 by the Company under its 401(k) Plan for each of Messrs. Carlisle, Duncheon, Shimano and Kuhl; (iv) reimbursement of $29,999 of relocation expenses for Mr. Casler; (v) reimbursement of accrued interest on outstanding note obligations to the Company of $2,844 for each of Messrs. Carlisle and Shimano and $490 for Mr. Casler; and (vi) reimbursement of certain interest expenses for Mr. Duncheon totaling $6,524. The note obligations of Messrs. Carlisle and Shimano were incurred in connection with the purchase of Common Stock of the Company and were repaid in January 1996. The Company's interest expense reimbursements to Mr. Casler relate to note obligations of Mr. Casler to the Company that were repaid in June 1995. The Company's reimbursement of Mr. Duncheon's interest expenses relates to a bank loan obtained by Mr. Duncheon.

(6) Mr. Kuhl resigned from his position as the Company's Vice President, Operations in September 1997 but has agreed to remain as an employee of the Company until a successor is appointed.

                        OPTION GRANTS IN FISCAL YEAR 1997

     The following table sets forth certain information regarding the grant of stock options to the persons named in the Summary Compensation Table during the fiscal year ended June 30, 1997.

                                                                                                       Potential Realizable
                                                        Individual Grants                                Value at Assumed
                                ------------------------------------------------------------------         Annual Rates
                                   Number of        Percentage of                                         of Stock Price
                                  Securities        Total Options                                        Appreciation for
                                  Underlying         Granted to        Exercise                           Option Term(3)
                                    Options          Employees in      Price Per      Expiration     ------------------------
             Name                   Granted          Fiscal Year      Share(1)(2)        Date           5%           10%
------------------------------- -----------------   ---------------   -------------   ------------   ----------   -----------
Brian R. Carlisle  ............     100,000(4)           22.5            $ 6.50         8/8/06         $408,782   $1,035,933
Charles S. Duncheon   .........      50,000(4)           11.3              6.50         8/8/06          204,391      517,966
Bruce E. Shimano   ............      75,000(4)           16.9              6.50         8/8/06          306,586      776,949
James E. Kuhl(5)   ............      10,000(4)            2.3              6.50         8/8/06           40,878      103,593
Richard J. Casler, Jr.   ......      10,000(4)            2.3              6.50         8/8/06           40,878      103,593

------------
*    Less than 1%.

(1) Options were granted at an exercise price equal to the fair market value of the Company's Common Stock on the date of grant.

(2) Exercise price may be paid in cash, promissory note, by delivery of already-owned shares subject to certain conditions, or pursuant to a cashless exercise procedure under which the optionee provides irrevocable instructions to a brokerage firm to sell the purchased shares and to remit to the Company, out of the sale proceeds, an amount equal to the exercise price plus all applicable withholding taxes.

(3) Potential realizable value is based on the assumption that the Common Stock of the Company appreciates at the annual rate shown (compounded annually) from the date of grant until the expiration of the ten year option term. These numbers are calculated based on the requirements promulgated by the Securities and Exchange Commission and do not reflect the Company's estimates of future stock price growth.

(4) Each of the options becomes exercisable as to 1|M/48 of the option shares each month with full vesting occurring on the fourth anniversary of the date of grant.

(5) Mr. Kuhl resigned from his position as the Company's Vice President, Operations in September 1997 but has agreed to remain as an employee of the Company until a successor is appointed.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

     The following table sets forth certain information regarding the exercise of stock options in the last fiscal year by the persons named in the Summary
Compensation  Table and the value of options held by such individuals as of June
30, 1997.

                                                               Number of Securities
                                                              Underlying Unexercised             Value of Unexercised
                                 Shares                             Options at                 In-the-Money Options at
                                Acquired      Value              June 30, 1997(#)                June 30, 1997($)(2)
                                   on        Realized     -------------------------------   ------------------------------
Name                            Exercise       (1)        Exercisable     Unexercisable     Exercisable     Unexercisable
------------------------------- ----------   ----------   -------------   ---------------   -------------   --------------
Brian R. Carlisle  ............       --            --      82,030            80,470          $ 508,912       $ 187,963
Charles S. Duncheon   .........   62,500       340,625      46,332            40,668            290,776          95,824
Bruce E. Shimano   ............   35,000       183,625      41,822            60,678            232,944         143,431
James E. Kuhl   ...............       --            --      42,340             1,160            265,119          25,306
Richard J. Casler, Jr.   ......    7,250        52,427      23,738            11,512            154,091          24,647

------------
(1) Market value of the Company's Common Stock at the exercise date minus the exercise price.

(2) Market value of the Company's Common Stock at fiscal year-end minus the exercise price.

Employment Contracts and Change-In-Control Arrangements

     The Company currently has no employment contracts with any of the executive officers listed in the Summary Compensation Table, and no compensatory plan or arrangement with such executive officers which are activated upon resignation, termination or retirement of any such executive officer upon a change in control of the Company.


Compensation of Directors

     No director currently receives any cash compensation for attendance at Board or committee meetings, except that directors will be reimbursed for travel and lodging expenses incurred in attending Board and committee meetings. The Company's 1995 Director Option Plan provides that options shall be granted to non-employee directors of the Company pursuant to an automatic nondiscretionary grant mechanism. In addition, upon joining the Board of Directors, each new non-employee director is granted an option automatically to purchase 15,000 shares of Common Stock. Each non-employee director is subsequently granted an option to purchase 3,000 shares of Common Stock at the first meeting of the Board of Directors following the Annual Meeting of Shareholders. Each such option is granted at the fair market value of the Common Stock on the date of grant. The initial options granted to non-employee directors vest at a rate of 25% on the first anniversary date of grant and at a rate of 1/48th of the shares per month thereafter, and subsequent options granted to non-employee directors become exercisable at a rate of 1/48 of the shares subject to such additional options on the monthly anniversary of the date of grant.


Compensation Committee Interlocks and Insider Participation

     In fiscal 1997, the Compensation Committee consisted of Messrs. Mock and Pomeroy. There are no interlocking relationships, as described by the Securities and Exchange Commission, between the Compensation Committee members.

Report of Compensation Committee

     This Report of the Compensation Committee shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (the "Securities Act") or under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed "filed with" or "soliciting material" under such acts.

     The following is the Report of the Compensation Committee describing the compensation policies and rationales applicable to the Company's executive officers with respect to the compensation paid to such executive officers for the fiscal year ended June 30, 1997.

     General. The responsibilities of the Compensation Committee are to administer the Company's various incentive plans, including the Stock Plan and the Purchase Plan (collectively, the "Equity Plans") and to set compensation policies applicable to the Company's executive officers. The Committee's fundamental policy is to offer the Company's executive officers competitive compensation opportunities based upon overall Company performance, their individual contribution to the financial success of the Company and their personal performance. It is the Committee's objective to have a substantial portion of each officer's compensation contingent upon the Company's performance, as well as upon such officer's own level of performance. Accordingly, each executive officer's compensation package is comprised of three elements: (i) base salary, which is established primarily on the basis of individual performance and market considerations; (ii) annual variable performance awards payable in cash and tied to the Company's achievement of financial performance goals and the executive's contribution, and (iii)
long-term stock-based incentive awards, which strengthen the mutuality of interests between the executive officers and the shareholders.

     Base Salary. Individual salaries are determined based on individual experience, performance and breadth of responsibility within the Company. The Compensation Committee reviews these factors for each executive officer each year. In addition, the Compensation Committee considers executive officers' salaries for relative competitiveness within the Company's industry.

     Commissions and Bonuses. The Company has established a bonus plan for its executive officers. However, no bonuses were paid pursuant to the bonus plan for the fiscal year ended June 30, 1997 due to the Company's failure to achieve certain levels of operating profit. In addition, the Company has a sales commission plan for Mr. Duncheon pursuant to which Mr. Duncheon will receive $46,283 in fiscal 1998 for commissions earned in fiscal 1997.

     Equity Plans. The Equity Plans are long-term incentive plans for employees. These plans are intended to align shareholder and employee interests by creating a direct link between long-term rewards and the value of the Company's shares. The Compensation Committee believes that long-term stock ownership by executive officers and employees is an important factor in retaining valued employees and in achieving growth in share value. The options utilize vesting periods that encourage employees to continue in the employ of the Company. Because the value of an option bears a direct relationship to the Company's stock price, the Compensation Committee believes that options motivate executive officers and employees to manage the Company in a manner which will benefit all shareholders.

     The Equity Plans authorize the Compensation Committee to award stock options to employees at any time. The size of stock option grants is determined by a number of factors, including comparable grants to executive officers and employees by other companies which compete in the Company's industry, as well as the relative position and responsibilities of executive officers and other employees with the Company, the individual performance of the executive officer or employee over the previous fiscal year and the anticipated contribution of the executive officer or employee to the attainment of the Company's long-term strategic performance goals. The exercise price per share of each stock option is generally equal to the prevailing market value of a share of the Company's Common Stock on the date such option is granted. The Committee views stock option grants as an important component of its long-term, performance-based compensation philosophy.

     CEO Compensation. The compensation of Brian R. Carlisle, President and Chief Executive Officer, consists of base salary, typically an annual bonus and occasionally incentive stock options. The Board of Directors periodically reviews Mr. Carlisle's base salary and bonus and revises his compensation based on the Board's overall evaluation of his performance toward the achievement of the Company's financial, strategic and other goals, with consideration given to competitive chief executive officer compensation information. The Compensation Committee believes that the Company's success is dependent in part upon the efforts of its Chief Executive Officer. In fiscal 1997, Mr. Carlisle earned a base salary of $218,782 as set by the Compensation Committee. Mr. Carlisle was granted stock options to purchase 100,000 shares of Common Stock at an exercise price of $6.50 per share in fiscal 1997.


Tax Deductibility of Executive Compensation

     The Board has considered the potential future effects of Section 162(m) of the Internal Revenue Code on the compensation paid to the Company's executive officers. Section 162(m) disallows a tax deduction for any publicly-held corporation for individual compensation exceeding $1 million in any taxable year for any of the executive officers named in the proxy statement, unless such compensation is performance-based. The Company has adopted a policy that, where reasonably practicable, the Company will seek to qualify the variable compensation paid to its executive officers for an exemption from the deductibility limitations of Section 162(m).

                                       Respectfully submitted,


                                       Cary R. Mock
                                       John E. Pomeroy
                                       The Compensation Committee

                   COMPARISON OF CUMULATIVE TOTAL RETURN AMONG
            ADEPT TECHNOLOGY, INC., THE NASDAQ STOCK MARKET-US INDEX
                                AND A PEER GROUP


     The stock price performance graph set forth below under the caption "Performance Graph" shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed "filed with" or "soliciting material" under such Acts.


[The following descriptive data is supplied in accordance with Rule 304(d) of Regualation S-T]


                                    12/15/95    6/30/96      6/30/97
                                  -----------  ---------   ----------
Adept Technology, Inc.                100         147          92

1996 Peer Group                       100          82         112

1997 Peer Group                       100          82         120

NASDAQ Stock Market (U.S.)            100         116         141



     This graph assumes that $100 was invested on December 15, 1995 in the Company's Common Stock and in the Nasdaq Stock Market US Index and in two Peer Group Indices and that, with respect to the indices, all dividends were reinvested. The Company has revised the component companies in its 1997 Peer Group Index by deleting one company from the 1996 Peer Group Index and adding two other companies to more fully reflect a peer group of companies whose lines of business are comparable to the Company's. Pursuant to the rules of the Securities and Exchange Commission, the Company is providing both peer group indices herein for the transition year.

     No dividends have been declared or paid on the Company's Common Stock. The Company intends to retain its earnings, if any, to fund its business and does not anticipate paying any cash dividends in the foreseeable future. Shareholder returns over the period indicated should not be considered indicative of future shareholder returns.

Certain Transactions

     There were no reportable transactions under this item during fiscal 1997. All future transactions, including loans, between the Company and its officers, directors, principal shareholders and their affiliates will be approved by a majority of the Board of Directors, including a majority of the independent and disinterested outside directors, and will continue to be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.


Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers, Inc. Executive officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that during fiscal 1997 all executive officers and directors of the Company complied with all applicable filing requirements.


                                  OTHER MATTERS

     The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.


                        ADJOURNMENT OF THE ANNUAL MEETING

     In the event that there are not sufficient votes to approve the any proposal incorporated herein at the time of the Annual Meeting, such proposal could not be approved unless the Annual Meeting were adjourned in order to permit further solicitation of proxies from holders of the Company's Common Stock. Proxies that are being solicited by the Company's Board grant discretionary authority to vote for any such adjournment, if necessary. If it is necessary to adjourn the Annual Meeting, and the adjournment is for a period of less than 45 days, no notice of the time and place of the adjourned meeting is required to be given to the shareholders other than an announcement of such time and place at the Annual Meeting. A majority of the shares represented and voting at the Annual Meeting is required to approve such adjournment, regardless of whether there is a quorum present at the Annual Meeting.


                                            THE BOARD OF DIRECTORS
Dated: October 6, 1997

                                                                      APPENDIX A


                             ADEPT TECHNOLOGY, INC.

                                 1993 STOCK PLAN
                          (as amended September, 1997)


     1. Purposes of the Plan. The purposes of this Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or non-statutory stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder.

     2. Definitions. As used herein, the following definitions shall apply:

         (a) "Administrator" means the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

         (b) "Applicable Laws" means the requirements relating to the administration of stock option plans under U. S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options are, or will be, granted under the Plan.

         (c) "Board" means the Board of Directors of the Company.

         (d) "Code" means the Internal Revenue Code of 1986, as amended.

         (e) "Committee" means a Committee appointed by the Board in accordance with Section 4 of the Plan.

         (f) "Common Stock" means the common stock of the Company.

         (g) "Company" means Adept Technology, Inc., a California corporation.

         (h) "Consultant" means any person, including an advisor, who is engaged by the Company or any Parent or Subsidiary to render services and is compensated for such services.

         (i) "Continuous Status as an Employee, Director or Consultant" means that the employment relationship, directorship or consulting relationship is not interrupted or terminated by the Company, any Parent or Subsidiary. Continuous Status as an Employee, Director or Consultant shall not be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of Incentive Stock Options, any such leave may not exceed ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract (including certain Company policies) or statute; or
(ii) transfers between locations of the Company or between the Company, its Parent, its Subsidiaries or its successor.

         (j) "Director" means a member of the Board.

         (k) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

         (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         (m) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

               (i) If the Common Stock is listed on any established stock exchange or a national market system including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported, as quoted on such exchange or system for the last market trading day prior to the time of determination) as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

               (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

               (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

         (n) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

         (o) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

         (p) "Notice of Grant" means a written notice evidencing certain terms and conditions of an individual Option grant. The Notice of Grant is part of the Option Agreement.

         (q) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

         (r) "Option" means a stock option granted pursuant to the Plan.

         (s) "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

         (t) "Optioned Stock" means the Common Stock subject to an Option.

         (u) "Optionee" means an Employee, Director or Consultant who receives an Option.

         (v) "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

         (w) "Plan" means this 1993 Stock Plan.

         (x) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

         (y) "Share" means a share of the Common Stock, as adjusted in accordance with Section 11 below.

         (z) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3. Stock Subject to the Plan. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 2,462,500. The Shares may be authorized, but unissued, or reacquired Common Stock. However, should the Company reacquire Shares which were issued pursuant to the exercise of an Option, such Shares shall not become available for future grant under the Plan.

         If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

     4. Administration of the Plan.

         (a) Procedure.

               (i) Multiple Administrative Bodies. The Plan may be administered by different Committees with respect to different groups of Employees, Directors and Consultants.

               (ii)  Section  162(m).  To  the  extent  that  the  Administrator
determines  it  to  be  desirable  to  qualify  Options  granted   hereunder  as
"performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

               (iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

               (iv) Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

         (b) Powers of the Administrator. Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, including the approval, if required, of any stock exchange upon which the Common Stock is listed, the Administrator shall have the authority, in its discretion:

               (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(l) of the Plan;

               (ii) to select the Employees, Directors and Consultants to whom Options may from time to time be granted hereunder;

               (iii) to determine whether and to what extent Options are granted hereunder;

               (iv) to determine the number of Shares of Common Stock to be covered by each such award granted hereunder;

               (v) to approve forms of agreement for use under the Plan;

               (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), and any restriction or limitation regarding any Option or the Shares of

Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

               (vii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

               (viii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

               (ix) to prescribe, amend and rescind rules and regulations relating to the Plan;

               (x) to modify or amend each Option (subject to Section 13(b) of the Plan);

               (xi) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

               (xii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option previously granted by the Administrator;

               (xiii) to determine the terms and restrictions applicable to Options; and

               (xiv) to make all other determinations deemed necessary or advisable for administering the Plan.

         (c) Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.

     5. Eligibility.

         (a) Nonstatutory Stock Options may be granted to Employees, Directors and Consultants. Incentive Stock Options may be granted only to Employees. An Employee, Director or Consultant who has been granted an Option may, if otherwise eligible, be granted additional Options.

         (b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options.

         (c) For purposes of Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

         (d) The Plan shall not confer upon any Optionee any right with respect to continuation of Optionee's employment relationship, directorship or consulting relationship with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment relationship, directorship or consulting relationship at any time, with or without cause.

         (e) The  following  limitations  shall  apply to grants of  Options  to
Employees:

               (i) No Employee shall be granted, in any fiscal year of the Company, Options to purchase more than 200,000 Shares, provided, however, that in connection with his or her initial employment, an Employee may be granted Options to purchase up to 400,000 Shares. To the extent such a new Employee is granted Options to purchase more than 200,000 shares, he or she shall not be entitled to additional grants during such fiscal year.

               (ii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in
Section 11.

               (iii) If an Option is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 11), the cancelled Option will be counted against the limits set forth in subsection (i) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

     6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company as described in Section 17 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 13 of the Plan.

     7. Term of Option. The term of each Option shall be the term stated in the Option Agreement; provided, however, that the term shall be no more than ten
(10) years from the date of grant thereof or such shorter term as may be provided in the Notice of Grant. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the

Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Notice of Grant.

     8. Option Exercise Price and Consideration.

         (a) The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

               (i) In the case of an Incentive Stock Option

                     (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                     (B)  granted  to  any  Employee   other  than  an  Employee
described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

               (ii) In the case of a  Nonstatutory  Stock Option,  the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

               (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

         (b) At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised. In so doing, the Administrator may specify that an Option may not be exercised until the completion of a service period.

         (c) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, (6) any combination of the foregoing methods of payment, or (7) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws. In making its determination as to the type of consideration to accept, the Board shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

     9. Exercise of Option.

         (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

               An Option may not be exercised for a fraction of a Share.

               An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8(c) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 11 of the Plan.

               Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

         (b) Termination of Continuous Status as an Employee, Director or Consultant. In the event of termination of an Optionee's Continuous Status as an Employee, Director or Consultant with the Company, such Optionee may, but only within such period of time as is determined by the Administrator, of at least thirty (30) days, with such determination in the case of an Incentive Stock Option not exceeding three (3) months after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Notice of Grant), exercise his or her Option to the extent that Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of such termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

         (c) Disability of Optionee. Notwithstanding the provisions of Section 9(b) above, in the event of termination of an Optionee's Continuous Status as an Employee, Director or Consultant as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), Optionee may, but only within six (6) months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Notice of Grant), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

         (d) Death of Optionee. In the event of termination of an Optionee's Continuous Status as an Employee, Director or Consultant as a result of the death of an Optionee, the Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death. To the extent that Optionee was not entitled to exercise the Option at the date of death, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

         (e) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

     10. Non-Transferability of Options. Unless determined otherwise by the Administrator, an Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the
Optionee, only by the Optionee. If the Administrator makes an Option transferable, such Option shall contain such additional terms and conditions as the Administrator deems appropriate.

     11. Adjustments Upon Changes in Capitalization; Dissolution, Merger or Asset Sale.

         (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of Shares of Common Stock covered by each outstanding Option, and the number of Shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of Shares of stock of any class, or securities convertible into Shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares of Common Stock subject to an Option.

         (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Board shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action.

         (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Board shall have the discretion either
(i) to permit each Optionee to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be exercisable or
(ii) to terminate the Option with respect to unvested Shares. If an Option is exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or asset sale, the option confers the right to purchase, for each Share of Optioned Stock subject to the Option immediately prior to the merger or asset sale, the consideration (whether stock, cash, or other securities or property) received in the merger or asset sale by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or asset sale was not solely common stock of the successor corporation or its parent, the
Administrator may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its parent equal in fair market value to the per Share consideration received by holders of Common Stock in the merger or asset sale.

     12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Board. Notice of the determination shall be given to each Employee, Director or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

     13. Amendment and Termination of the Plan.

         (a) Amendment and Termination. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Applicable Laws, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

         (b)  Effect  of  Amendment  or  Termination.   Any  such  amendment  or
termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

     14. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

     15. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     16. Agreements. Options shall be evidenced by written agreements in such form as the Board shall approve from time to time.

     17. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law and the rules of any stock exchange upon which the Common Stock is listed.

                                                                      APPENDIX B


                             ADEPT TECHNOLOGY, INC.

                        1995 EMPLOYEE STOCK PURCHASE PLAN
                          (as amended September, 1997)

     The following constitute the provisions of the 1995 Employee Stock Purchase Plan of Adept Technology, Inc.

     1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under
Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

     2. Definitions.

         (a) "Board" shall mean the Board of Directors of the Company.

         (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

         (c) "Common Stock" shall mean the common stock of the Company.

         (d) "Company" shall mean Adept Technology, Inc. and any Designated Subsidiary of the Company.

         (e) "Compensation" shall mean all base straight time gross earnings, commissions, and payments for overtime.

         (f) "Designated Subsidiaries" shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

         (g) "Employee" shall mean any individual who is an employee of the Company for tax purposes whose customary employment with the Company is at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave.

         (h) "Enrollment Date" shall mean the first day of each Offering Period.

         (i) "Exercise Date" shall mean the last day of each Purchase Period.

         (j) "Fair Market Value" shall mean, as of any date, the value of Common Stock determined as follows:

               (1) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market of The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sale price for the Common Stock (or the mean of the closing bid and asked prices, if no sales were reported), as quoted on such exchange (or the exchange with the greatest volume of trading in Common Stock) or system on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable; or

               (2) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable; or

               (3) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

         (k)  "Offering  Period" shall mean the period of  approximately  twelve
(12) months during which an option granted pursuant to the Plan may be exercised, commencing on the first Trading Day on or after May 1 and November 1 of each year and terminating on the last Trading Day in the period ending twelve months later. The duration and timing of Offering Periods may be changed pursuant to Section 4 of this Plan.

         (l) "Plan" shall mean this Employee Stock Purchase Plan.

         (m) "Purchase Price" shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.

         (n) "Purchase Period" shall mean the approximately six month period commencing after one Exercise Date and ending with the next Exercise Date, except that the first Purchase Period of any Offering Period shall commence on the Enrollment Date and end with the next Exercise Date.

         (o) "Reserves" shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

         (p) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

         (q) "Trading Day" shall mean a day on which national stock exchanges and the Nasdaq System are open for trading.

     3. Eligibility.

         (a) Any Employee (as defined in Section 2(g)), who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan.

         (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) which permits his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

     4. Offering Periods. The Plan shall be implemented by consecutive, overlapping Offering Periods with a new Offering Period commencing on the first Trading Day on or after May 1 and November 1 each year, or on such other date as the Board shall determine, and continuing thereafter until terminated in accordance with Section 19 hereof. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without shareholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

     5. Participation.

         (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company's payroll office prior to the applicable Enrollment Date.

         (b) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

     6. Payroll Deductions.

         (a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding fifteen percent (15%) of the Compensation which he or she receives on each pay day during the Offering Period, and the aggregate of such payroll deductions during the Offering Period shall not exceed fifteen percent (15%) of the participant's Compensation during said Offering Period.

         (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan and will be withheld in whole percentages only. A participant may not make any additional payments into such account.

         (c) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. The Board may, in its discretion, limit the number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company's receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly. A participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

         (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a participant's payroll deductions may be decreased to 0% at such time during any Purchase Period which is scheduled to end during the current calendar year (the "Current Purchase Period") that the aggregate of all payroll deductions which were previously used to purchase stock under the Plan in a prior Purchase Period which ended during that calendar year plus all payroll deductions accumulated with respect to the Current Purchase Period equal $21,250. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Purchase Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

         (e) At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but will not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

     7. Grant of Option. On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during each Purchase Period more than a number of Shares determined by dividing $12,500 by the Fair Market Value of a share of the Company's Common Stock on the Enrollment Date, and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof, and shall expire on the last day of the Offering Period.

     8. Exercise of Option. Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares will be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares will be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be retained in the participant's account for the subsequent Purchase Period or Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof. Any other monies left over in a participant's account after the Exercise Date shall be returned to the participant. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

     9. Delivery. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option.

     10. Withdrawal; Termination of Employment.

         (a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan. All of the participant's payroll deductions credited to his or her account will be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

         (b) Upon a participant's ceasing to be an Employee (as defined in Section 2(g) hereof), for any reason, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 14 hereof, and such participant's option will be automatically terminated. The preceding sentence notwithstanding, a participant who receives payment in lieu of notice of termination of employment shall be treated as continuing to be an Employee for the participant's customary number of hours per week of employment during the period in which the participant is subject to such payment in lieu of notice.

     11. Interest. No interest shall accrue on the payroll deductions of a participant in the Plan.

     12. Stock.

         (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be Eight Hundred Thousand (800,000) shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18 hereof. If, on a given Exercise Date, the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

         (b) The participant will have no interest or voting right in shares covered by his option until such option has been exercised.

         (c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

     13. Administration. The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties.

     14. Designation of Beneficiary.

         (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

         (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

     15. Transferability. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

     16. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

     17. Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

     18. Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Asset Sale.

         (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the Reserves as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

         (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Periods will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.

         (c) Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Periods then in progress by setting a new Exercise Date (the "New Exercise Date"). If the Board shortens the Offering Periods then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for his option has been changed to the New Exercise Date and that his option will be exercised automatically on the New Exercise Date, unless prior to such date he has withdrawn from the Offering Period as provided in Section 10 hereof. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock and the sale of assets or merger.

     19. Amendment or Termination.

         (a) The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its shareholders. Except as provided in Section 18 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain shareholder approval in such a manner and to such a degree as required.

         (b) Without shareholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

     20. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

     21. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

     22. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 19 hereof.

     23. Automatic Transfer to Low Price Offering Period. To the extent permitted by any applicable laws, regulations or stock exchange or quotation system rules, if the Fair Market Value of the Common Stock on any Exercise Date in an Offering Period is lower than the Fair Market Value of the Common Stock on the Enrollment Date of such Offering Period, then all participants in such Offering Period shall be automatically withdrawn from such Offering Period immediately after the exercise of their option on such Exercise Date and automatically re-enrolled in the immediately following Offering Period as of the first day thereof.

                                    EXHIBIT A


                             ADEPT TECHNOLOGY, INC.

                        1995 EMPLOYEE STOCK PURCHASE PLAN

                             SUBSCRIPTION AGREEMENT


_____ Original Application                          Enrollment Date: ___________
_____ Change in Payroll Deduction Rate
_____ Change of Beneficiary(ies)


1.       ___________________________________ hereby elects to participate in the
         Adept Technology, Inc. 1995 Employee Stock Purchase Plan (the "Employee Stock Purchase Plan") and subscribes to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Employee Stock Purchase Plan.

2. I hereby authorize payroll deductions from each paycheck in the amount of ____% of my Compensation on each payday [(0-15%)] during the Offering Period in accordance with the Employee Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

3. I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option.

4. I have received a copy of the complete "Adept Technology, Inc. 1995 Employee Stock Purchase Plan." I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of the Plan. I understand that my ability to exercise the option under this Subscription Agreement is subject to obtaining shareholder approval of the Employee Stock Purchase Plan.

5. Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of (Employee or Employee and spouse only):
         _________________________________.

6. I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Enrollment Date (the first day of the Offering Period during which I purchased such shares) or one year after the Exercise Date, I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased over the price which I paid for the shares. I hereby agree to notify the Company in writing within 30 days after the date of any disposition of my shares and I will make adequate provision for Federal, state or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the 2-year and 1-year holding periods, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of
         (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (2) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

7. I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

8. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Plan:


NAME:  (Please print) __________________________________________________________
                                (First)         (Middle)               (Last)


____________________________          __________________________________________
Relationship
                                      __________________________________________
                                      (Address)

Employee's Social
Security Number:                      __________________________________________


Employee's Address:                   __________________________________________

                                      __________________________________________

                                      __________________________________________


I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.


Dated: _________________________      __________________________________________
                                      Signature of Employee


                                     __________________________________________
                                     Spouse's Signature
                                     (If beneficiary other than spouse)

                                    EXHIBIT B


                             ADEPT TECHNOLOGY, INC.

                        1995 EMPLOYEE STOCK PURCHASE PLAN

                              NOTICE OF WITHDRAWAL


     The undersigned participant in the Offering Period of the Adept Technology, Inc. 1995 Employee Stock Purchase Plan which began on ____________, 19____ (the "Enrollment Date") hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.


                                                Name and Address of Participant:

                                                ________________________________


                                                ________________________________


                                                ________________________________


                                                Signature:

                                                ________________________________


                                                Date:__________________________

                                                                      APPENDIX C


PROXY                         ADEPT TECHNOLOGY, INC.                       PROXY
                       1997 ANNUAL MEETING OF SHAREHOLDERS
                                October 31, 1997
          This Proxy is solicited on behalf of the Board of Directors


     The undersigned shareholder of ADEPT TECHNOLOGY, INC., a California corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated October 6, 1997, and hereby appoints Brian R. Carlisle and Betsy A. Lange, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1997 Annual Meeting of Shareholders of ADEPT TECHNOLOGY, INC. to be held on October 31, 1997 at 9:00 a.m. local time, at the Santa Clara Marriott, 2700 Mission College Boulevard, Santa Clara, California 95054 and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.


                (Continued, and to be signed on the other side)

                                                                 [X] Please mark
                                                                      your votes
                                                                       as this



                                                         WITHHOLD
                                     FOR                  FOR ALL
                                     [ ]                    [  ]
1. ELECTION OF DIRECTORS:
   NOMINEES:
     Brian R. Carlisle,
     Bruce E. Shimano, Michael P. Kelly,
     Cary R. Mock, John E. Pomeroy

   INSTRUCTION: If you wish to withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

--------------------------------------------------------------------------------

2. Proposal  to approve an amendment to the 1995 Employee Stock Purchase Plan to   FOR     AGAINST     ABSTAIN
   increase  by  500,000  shares  to  800,000  the number of shares reserved for   [ ]       [ ]         [ ]
   issuance thereunder.

3. Proposal  to  approve  an  amendment  to  the  1993 Stock Plan to increase by   FOR     AGAINST     ABSTAIN
   1,000,000  shares  to  2,462,500  the  number of shares reserved for issuance   [ ]       [ ]         [ ]
   thereunder and to approve the material terms of the 1993 Stock Plan.

4. Proposal  to  ratify  the appointment of Ernst & Young LLP as the independent   FOR     AGAINST     ABSTAIN
   auditors of the Company for the fiscal year ending June 30, 1998.               [ ]       [ ]         [ ]

and, in their discretion, upon such other matter or matters which may properly come before the meeting or any adjournment or adjournments thereof.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY  DIRECTION IS INDICATED,
WILL BE VOTED FOR THE ELECTION OF  DIRECTORS,  FOR THE AMENDMENT OF THE EMPLOYEE
STOCK  PURCHASE PLAN, FOR THE AMENDMENT AND APPROVAL OF THE 1993 STOCK PLAN, FOR
THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS
AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE
THE MEETING.


Signature(s) ------------------------------------------------------------------ Dated---------------------- , 1997
(This  Proxy should be marked, dated and signed by the shareholder(s) exactly as his  or her name appears hereon, and returned promptly in the enclosed envelope.
Persons  signing  in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)